                                                                   EXHIBIT 10.8




 AMENDMENT NO. 1 TO OEM AGREEMENT BETWEEN MARIMBA, INC. AND TIVOLI SYSTEMS, INC.

MARIMBA NAME AND ADDRESS:                   OEM NAME AND ADDRESS:
Marimba, Inc. ("Marimba")                   Tivoli Systems, Inc. ("OEM")
440 Clyde Avenue                            9442 Capital of Texas Highway North
Mountain View, CA 94043                     Austin, TX 78759

MARIMBA COMPANY CONTACT:                    OEM COMPANY CONTACT:
Todd Smithline                              Bryce Johnson
General Counsel                             General Counsel
Phone:  (650) 930-5233                      Phone:  (512) 436-1372
Fax:  (650) 930-5605                        Fax:  (512) 436-1767

WHEREAS, the parties desire for the first time to amend the OEM Agreement by and between Marimba and OEM dated as of March 6, 1998 (the "OEM Agreement") as set forth herein;

NOW THEREFORE, in consideration of agreements reached between the parties, the OEM Agreement is hereby amended as follows (this "Amendment"):

1. Definitions. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the OEM Agreement.

2. Section 1.a(i). License Grant. The license grant set forth in Section 1.a.(i) of the Agreement is hereby amended to add the following after the existing last sentence:

"Notwithstanding the provisions of the Standard License terms, Marimba hereby grants OEM the right to allow its first-tier customers (Channel Masters) to distribute the Application Management Server and the Application Client to second-tier customers (Trading Partners) subject to the following conditions:

1. Each of the Application Client and the Application Management Server may only be distributed by the Channel Master to the Trading Partner in accordance with terms materially equivalent to the Access License terms set forth in this Attachment C.

2. Trading Partners may not distribute either the Application Management Server or the Application Client to any other party.

3. Channel Masters must purchase all Application Management Server and Application Client licenses for all Trading Partners receiving the Application Management Server or the Application Client from the Channel Master. OEM may permit Application Client licenses purchased by a Channel Master to access multiple Application Management Servers purchased by such Channel Master without payment of additional Application Clients fees by OEM to Marimba provided that OEM does not charge any such fees itself.

4. Tivoli Cross-Site for Deployment: The Trading Partners may not use the Tivoli Cross-Site for Deployment component to publish or transmit any data or application other than in connection with the data or application provided by the Channel Master. Furthermore, no Application Management Server may be used to transmit to or otherwise operate with any Application Client except for an Application Client for which the Channel Master has purchased an Application Client license.

5. The parties acknowledge that OEM has no ability to ensure that Application Management Servers and Application Clients are used in conformance with provision 4. To the extent that OEM has included these restrictions in its license terms with the Channel Master and required the Channel Master to include substantially similar restrictions in its license terms with its Trading Partners, and provided OEM has used reasonable commercial efforts to enforce such license terms to the extent OEM has notice of non-compliance with such terms, OEM shall have no liability for fees to Marimba for usage of the Application Management Server and Application Clients by Channel Masters and Trading Partners which are not in compliance with this restriction."

3. Section 5.a. Fees. The first sentence of Section 5.a. is hereby replaced in its entirety with the following:

For each copy of a Program distributed, OEM shall pay Marimba (i) the associated license fee to Marimba (in U.S. dollars) as set forth in the Fee Chart on Attachment B and (ii) a first year support and maintenance fee as calculated according to Attachment A; and, in addition, if an end user customer elects to purchase from OEM maintenance and support for Programs for additional years, OEM will pay Marimba the same fee for such maintenance and support for any subsequent year.

4. Section 5.b, 5.e. and 5.f. Reference to "User Access License". Each reference to "User Access License(s)" in Section 5.b., 5.e. and 5.f. is hereby replaced with a reference to "OEM Application license(s)".

5. Section 6.a. Reference to "Attachment B". Each reference to "Attachment B" in Section 6.a. is hereby replaced with a reference to "Attachment A".

6. Attachments A, B, C, E and G of the Agreement: Each of Attachment A, B, C, E and G of the Agreement is hereby replaced in its entirety by the new version of such Attachment attached hereto.

7. Attachment K. The new Attachment K attached hereto is hereby added to and incorporated into the Agreement.


The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. Further, they agree that this Amendment and the referenced OEM Agreement are the complete and exclusive statement of the agreement between the parties, superseding all proposals or communications between the parties relating to this subject. Any reproduction of this Amendment by reliable means will be considered an original of this document.

This Amendment No.1 to OEM Agreement shall be deemed effective as of the date executed below.

TIVOLI SYSTEMS, INC.                   MARIMBA, INC.


By: /s/ HOWARD NICHOLAS                By: /s/ STEVEN WILLIAMS
    ------------------------------         -------------------------------------
Name: Howard Nicholas                  Name:  Steven Williams
      ----------------------------           -----------------------------------
Title:  Mgr. Contract Services         Title: Vice President
       ---------------------------            ----------------------------------
Date:  February 8, 1999                Date: February 8, 1999
       ---------------------------           -----------------------------------

                                  ATTACHMENT A

Discount from Worldwide Price List        [***]+

Annual Support and Maintenance            [***]+ of all license fees due to
Fee                                       Marimba by OEM

Territory                                 Worldwide

Initial OEM Commitment Amount             Any remaining balance of the Initial
                                          Commitment Amount paid by OEM

License Purchase Minimum                  Year 3 - [***]*+


                                          Year 4 - [***]*+


                                          Year 5 - [***]*+


                                          *total license fees paid to Marimba
                                          during applicable year with respect
                                          to all OEM Applications

Programs:

               For purposes of the Agreement, "Program" shall mean the Programs listed below, together with the documentation provided therewith by Marimba expressly for distribution to end-users. Any update, enhancement, or new release of a Program which is made generally available by Marimba, which is substantially similar thereto and which is marketed under the same Program number and nomenclature (each, an "Update") shall be added to this Attachment A as a new Program. Updates provided under this Agreement shall be consistent with updates provided by Marimba pursuant to its general maintenance program for the Programs. Marimba reserves the right to change, modify or discontinue any Program at any time with 30 days prior notice provided such is generally applicable to customers and resellers of Marimba and not than specifically applicable to OEM.

        List of Programs:

        Castanet Infrastructure Suite

        Additional Marimba Programs not currently used in any OEM Application:

        Castanet Production Suite
        Castanet Management Suite

        OEM may not distribute either the Castanet Production Suite or the Castanet Management Suite (each, an "Additional Program") except pursuant to the then-current Marimba Access License terms for such product (as provided upon request by Marimba) and pursuant to a fee to Marimba equal to the then-current Marimba Worldwide Price List price for such product less the discount set forth in Attachment A. OEM shall notify Marimba at least thirty (30) days in advance of any shipment of any Additional Program.


----------
+ CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

OEM Applications: means the currently existing Tivoli Internet Business Unit products listed below and any subsequent releases or versions of such products (provided, however, that a subsequent release of a product shall not be deemed to continue to be an OEM Application in the event such product represents a separate line item from any Program in the sale, is installed separately from any Program, does not run as a Castanet channel, does not contain any code of any Program, and is not published, deployed or updated with any Program):

        Tivoli Cross-Site for Deployment
        Tivoli Cross-Site for Security
        Tivoli Cross-Site for Availability

        Implemented with:

        Tivoli Cross-Site for Deployment Application Management Server Tivoli Cross-Site for Deployment Application Client
        Tivoli Cross-Site for Availability Application Management Server Tivoli Cross-Site for Availability Application Client
        Tivoli Cross-Site for Security Application Management Sever Tivoli Cross-Site for Security Application Client


        - Description of Cross-Site: The Cross Site Application Management Server ("Application Management Server") is the server component of the Cross-Site product line. The Cross-Site Application Client ("Application Client") is the endpoint client component of the Cross-Site product line. The Cross-Site product line is currently sold by OEM as a system with a separate charge for the Application Management Server and for each Application Client.

        - Right to Change Names: All names listed above are current product names subject to change by OEM.

        - Additional OEM Applications: OEM shall have the right to include as an OEM Application under this Agreement any additional products generally commercially released by the IBU during the term of this Agreement which use or rely upon the Programs in a manner which is substantially similar to that of Tivoli Cross-Site for Security and/or Tivoli Cross-Site for Availability as of first commercial shipment (i.e., to deploy and update the OEM Application itself, but which does not expose to the user any deployment functionality of the Programs) (the "Non-Deployment Applications"). The license terms for any such additional OEM Application shall be as mutually agreed upon by the parties at least 30 days in advance of release and the fee due to Marimba for any such additional OEM Application shall be the same as the fee due to Marimba for such Non-Deployment Applications hereunder.

Additional Definitions:

Derivative Work: means a work that is based on an underlying work that would be a copyright infringement if prepared without the authorization of the copyright owners of the underlying work. Derivative Works are subject to the ownership rights and licenses of a party or of others in the underlying work.

Externals: means pictorial, graphical and audio-visual works such as icons, screens, sounds and characters generated by execution of the Programs (excluding any Marks).

Transmitter: means a Marimba Castanet Enterprise Transmitter licensed hereunder as a "Program".

Updates: is defined above.

Access License: is defined on Attachment C.

                                  ATTACHMENT B

                   FEE CHART AND MARIMBA WORLDWIDE PRICE LIST

FEE CHART:


OEM Application:                Current Fee due to Marimba:           Determination of fee:
Tivoli Cross-Site for
Deployment                      [***]+ for each Application           Price list for User Access
Application Client              Client on a client computer*          License less discount set
                                                                      forth in Attachment A

                                [***]+  for each Application          Price list for Server
                                Client on a server computer*          Access License less
                                                                      discount set forth in
                                                                      Attachment A

Tivoli Cross-Site for           [***]+ per Application                Agreed price
Security Application Client     Client

Tivoli Cross-Site for           [***]+ per Application                Agreed price
Availability Application        Client
Client

Tivoli Cross-Site Application
Management Server

 -   Deployment component       [***]+  per server*                   Price list for Repeater
                                                                      Redistribution License
                                                                      less discount set forth in
                                                                      Attachment A

 -   Security component         [***]+  per server                    Agreed price
 -   Availability component     [***]+  per server                    Agreed price

Optional:

Customization License: right    [***]+  for each license*             Price list for Custom
to permit customer to                                                 Redistribution License
customize user interface of                                           less discount set forth in
Application Client                                                    Attachment A


- Current Marimba Worldwide Price List is attached. As indicated above fees determined according to the Marimba Price List are less the discount specified in Attachment A; fees designated as "Agreed price" are not subject to the discount. The dollar amount of prices determined according to the Price List (marked with "*" above) are subject to change upon change of the Price List. For the avoidance of doubt, a license fee determined as set forth above or as later mutually agreed upon by the parties in advance shall be incurred upon the distribution of any Program.

- Pricing for the Cross-Site Application Management Server is cumulative. For example, the fee due to Marimba for an Application Management Server with Deployment and Security would be the fee specified for Deployment plus the fee specified for Security.


---------
+ CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

PRICE LIST: Current Worldwide Price List is attached.

                                  MARIMBA, INC.


                                  CASTANET 3.2
                         WORLDWIDE PRICE LIST AND NOTES
                            FOR TIVOLI SYSTEMS, INC.
                                  OEM AGREEMENT
================================================================================

================================================================================
                              INFRASTRUCTURE SUITE
================================================================================


CASTANET INFRASTRUCTURE SUITE - USER ACCESS LICENSE (CIS-UAL-3.2-U) AND SEVER ACCESS LICENSE (CIS-SAL-3.2-U)

Components include:

o   Castanet Enterprise Transmitter

o   Castanet Tuner

o   Transmitter Administrator

o   Publisher

o   Channel Copier

o   License Installer

o   Certificate Manager

o   Gateway

o   Proxy

SUPPORTED PLATFORMS: Windows 95 (except for Proxy and Gateway), Windows NT 4.0, and Solaris 2.6 and 2.5.1, HP-UX, AIX

PRODUCT STATUS: Shipping.

PRE-REQUISITES: None


================================================================================
                             REDISTRIBUTION LICENSES
================================================================================


CASTANET CUSTOM REDISTRIBUTION LICENSE (CRL-3.2-U):
Includes:

o   Tuner Customization Guide

o   Channel Manager software component

o License to modify the Castanet-branded UI and redistribute a customized or packaged Tuner to Endpoints who are not employees.

o   For 3 year term only

NOTE: Licensee must adhere to certain important branding and end-user licensing guidelines when redistributing customized Tuners.

SUPPORTED PLATFORMS: N/A

PRODUCT STATUS: shipping

PRE-REQUISITES: Must have purchased a Castanet Infrastructure Suite and a Castanet Management Suite.

CASTANET REPEATER REDISTRIBUTION LICENSE (RRL-3.0-U):

o Paper redistribution license for Castanet Transmitter component of Infrastructure Suite.

o Subject to RRL license terms.

SUPPORTED PLATFORMS: Same as Castanet Infrastructure Suite.

PRODUCT STATUS: Shipping.

PRE-REQUISITES: Must have purchased a Castanet Infrastructure Suite

================================================================================
                               ADDITIONAL PROGRAMS
================================================================================


CASTANET MANAGEMENT SUITE (CMS-3.2-U):

Components include:

o   Tuner Packager

o   Channel Copier

o   Transmitter Administrator Pro

o   Transmitter Reporter

NOTE: This Suite is licensed on a per "User" basis; any employee with access to the software is a "User". Administrators who wish to package Tuners, copy channels, create administrative reports or perform administration of a Transmitter would each use one Suite. IMPORTANT: The Tuner Packager may only be used to package Tuners for distribution to Licensee's employees. (A Custom Redistribution License would be needed to distribute a packaged Tuner to third parties)

SUPPORTED PLATFORMS: Windows 95, Windows NT 4.0, and Solaris 2.6 and 2.5.1, HP-UX, AIX

PRODUCT STATUS: Licensee must accept partial shipments.

PRE-REQUISITES: Must have purchased a Castanet Infrastructure Suite


CASTANET PRODUCTION SUITE (CPS-3.2-U):

Components include:

o   Publisher

o   Application Packager

o   Application Packager for Microsoft Windows(TM) Applications

o   Application Packager for Microsoft Visual Basic(TM) Applications

o   File Packager

NOTE: This Suite is licensed on a per "User" basis; any employee with access to the software is a "User". Developers who wish to create and publish Channels for either Java or native code would each use one Suite.

SUPPORTED PLATFORMS: Windows 95, Windows NT 4.0, and Solaris 2.6 and 2.5.1, HP-UX, AIX (except for the Packager for Windows(tm) and Visual Basic(tm) Applications)

PRODUCT STATUS: Licensee must accept partial shipments.

PRE-REQUISITES: Must have purchased a Castanet Infrastructure Suite

                              WORLD WIDE PRICE LIST

PRICE LIST VERSION 3.2 A EFFECTIVE NOVEMBER 23, 1998 TIVOLI                                                 MARIMBA, INC
-------------------------------------------------------------------------------------------------------------------------
                                                             VERSION  PART NUMBER              PRICE
DOMESTIC

PROGRAMS
CASTANET INFRASTRUCTURE SUITE-USER ACCESS LICENSE

Castanet Infrastructure Suite-User Access License              3.2    CIS-UAL-3.2-U       $    [***]+
                                                                                               -----

CASTANET INFRASTRUCTURE SUITE-SERVER ACCESS LICENSE

Castanet Infrastructure Suite-Server Access License            3.2    CIS-SAL-3.2-U       $    [***]+
                                                                                               -----

CASTANET REDISTRIBUTION LICENSE

Custom Redistribution License                                  3.2    CRL-3.2-U           $    [***]+
                                                                                               -----
CASTANET REPEATER REDISTRIBUTION LICENSE

Castanet Repeater Redistribution License                       3.2    RRL-3.2-U           $    [***]+
                                                                                               -----

ADDITIONAL PROGRAMS

CASTANET MANAGEMENT SUITE

Castanet Management Suite                                      3.2    CMS-3.2-U           $    [***]+
                                                                                               -----

CASTANET PRODUCTION SUITE

Castanet Production Suite                                      3.2    CPS-3.2-U           $    [***]+
                                                                                               -----


INTERNATIONAL (NON-U.S.)                                               PART NUMBER          PRICE
PROGRAMS

CASTANET INFRASTRUCTURE SUITE-USER ACCESS LICENSE
(INTL VERSION)

Castanet Infrastructure Suite-User Access License
(Intl Version)                                                 3.2    CIS-UAL-3.2-I       $    [***]+
                                                                                               -----
CASTANET INFRASTRUCTURE SUITE-SERVER ACCESS LICENSE
(INTL VERSION)

Castanet Server Access License (Intl Version)                  3.2    CIS-SAL-3.2-I       $    [***]+
                                                                                               -----

CASTANET REDISTRIBUTION LICENSE (INTL VERSION)

Castanet Custom Redistribution License (Intl Version)          3.2    CRL-3.2-I           $    [***]+
                                                                                               -----
CASTANET REPEATER REDISTRIBUTION LICENSE (INTL VERSION)

Castanet Repeater Redistribution License (Intl Version)        3.2    RRL-3.2-I           $    [***]+
                                                                                               -----

ADDITIONAL PROGRAMS

CASTANET MANAGEMENT SUITE-(INTL VERSION)

Castanet Management Suite-(Intl Version)                       3.2    CMS-3.2-I           $    [***]+
                                                                                               -----

CASTANET PRODUCTION SUITE-(INTL VERSION)

Castanet Production Suite-(Intl Version)                       3.2    CPS-3.2-I           $    [***]+
                                                                                               -----


----------
+ CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                  ATTACHMENT C

                                  LICENSE TERMS

Standard License Terms (Boilerplate): Each OEM Application must be licensed pursuant to terms materially equivalent to the Standard License Terms attached as Attachment C-1.

Access License Terms: Each OEM Application must also be licensed pursuant to terms materially equivalent to the Access License Terms indicated below and attached as Attachment C-2.

ACCESS LICENSE TERMS


OEM Application:                            Applicable Access License Terms:
Tivoli Cross-Site for                       User Access License or Server Access License
Deployment
  - Application Management
Server and Application Client

Tivoli Cross-Site for                       To be provided to Marimba for review (but not approval)
Availability                                in advance; must include a separate charge for each
- Application Management                    separate client computer
Server and Application Client

Tivoli Cross-Site for Security              To be provided to Marimba for review (but not approval)
- Application Management                    in advance; must include a separate charge for each
Server and Application Client               separate client computer

Customization License                       Custom Redistribution License

Distribution of Application                 Repeater Redistribution License
Management Server from
Channel Master to Trading
Partner *

Distribution of Application                 Custom Redistribution License**
Client from Channel Master to
Trading Partner*

* Redistribution rights are only as set forth in the new language added by this Amendment to the end of Section 1.a.(i) of the Agreement

** Rights and restrictions regarding the right to make any changes to the user interface are not required to be included in the event OEM is not providing such right to make changes to the user interface to the Channel Master or its Trading Partners

       - OEM shall have the right to request Marimba to review and (as appropriate) approve any license terms to be used by OEM for the OEM Applications as being in compliance with the terms of this Agreement. OEM agrees to provide Marimba with advance notice and an appropriate period of time to review and provide any comments regarding such licenses. Marimba agrees to be prompt and reasonable in its review.

                                 ATTACHMENT C-1

                      STANDARD LICENSE TERMS (BOILERPLATE)

MARIMBA CASTANET(TM) INFRASTRUCTURE SUITE END USER LICENSE AGREEMENT

IMPORTANT -- READ CAREFULLY.

BY CLICKING ACCEPT OR INSTALLING THE SOFTWARE, YOU ARE AGREEING TO ALL OF THE TERMS AND CONDITIONS OF THIS LICENSE AGREEMENT. LICENSOR IS WILLING TO MAKE THE SOFTWARE AVAILABLE TO YOU ONLY UPON THE CONDITION THAT YOU ACCEPT THIS LICENSE AGREEMENT.

IF YOU DO NOT AGREE TO ALL OF THE TERMS OF THIS AGREEMENT, CLICK DECLINE AND THE INSTALLATION PROCESS WILL NOT CONTINUE. IF YOU CLICK DECLINE, CONTACT LICENSOR FOR REFUND INFORMATION (IF APPLICABLE).

IF YOU RECEIVED THE SOFTWARE PURSUANT TO A SIGNED PRINTED LICENSE AGREEMENT AND THE TERMS OF THAT AGREEMENT VARY FROM THIS AGREEMENT, THEN THE PRINTED AGREEMENT GOVERNS YOUR USE OF THE SOFTWARE.

IF YOU RECEIVED THE SOFTWARE FOR EVALUATION PURPOSES, THEN THIS SOFTWARE MAY CEASE FUNCTIONING EITHER AT OR BEFORE THE END OF THE STATED EVALUATION PERIOD (WHICH MAY BE AS SHORT AS 30 DAYS) AND ANY USE OF THE SOFTWARE AFTER THE END OF THE EVALUATION PERIOD WITHOUT PURCHASE OF A LICENSE IS STRICTLY PROHIBITED.

This Marimba Castanet(tm) Infrastructure Suite End User License Agreement (Agreement) is between you (either an individual or entity) (Licensee) and Licensor. Licensor means either Marimba, Inc. or, if Licensee has acquired a third-party product or service which includes this software, such third party. This Agreement applies to the object code copy of the Marimba Castanet(tm) Infrastructure Suite software which Licensee has elected to install (Software), together with any related documentation provided by Licensor (Documentation). The Software and Documentation are referred to collectively herein as Software.

1. GRANT OF LICENSE:  [INTENTIONALLY OMITTED - SEE ACCESS LICENSE TERMS]

2. RESTRICTIONS. Unless otherwise specified in the Grant of License (Section 1), Licensee may not copy the Software except for one copy made solely for back-up purposes. To the extent copying is permitted, Licensee must include the copyright notice and any other notices that appear on the original Software on any copies and any media therefor. Licensee shall not (and shall not allow any third party to) (i) decompile, disassemble, or otherwise reverse engineer the Software (except solely to the extent that applicable law prohibits reverse engineering restrictions) or attempt to reconstruct or discover any source code, underlying ideas, algorithms, file formats or programming interfaces of the Software by any means whatsoever, (ii) remove any product identification, proprietary, copyright or other notices, (iii) provide, lease, lend, grant a security interest in, use for timesharing, hosting or service bureau purposes or otherwise transfer or use or allow others to transfer or use the Software to or for the benefit of third parties, (iv) modify, translate, incorporate into or with other software or create a derivative work of any part of the Software, or
(v) disseminate performance information or analysis (including, without limitation, benchmarks) from any source relating to the Software.

Licensee acknowledges that the Software is not designed or licensed for use in hazardous or high risk environments such as operation of nuclear facilities, direct life support, air or space travel or police, rescue or military operations and Licensor shall have no liability in connection with any use of the Software in such situations.

3. TITLE. Notwithstanding anything to the contrary herein, Marimba, Inc. retains all title to, and, except as expressly and unambiguously licensed herein, all rights to the Software, all copies and derivative works thereof (by whomever produced) and all related documentation and materials.

4. TERMINATION. The Agreement is effective until terminated. The Agreement will terminate automatically if Licensee fails to cure any material breach of this Agreement within thirty (30) days after such breach first occurs. Upon termination, Licensee shall immediately cease all use of the Software and return or destroy all copies of the Software and all portions thereof and so certify to Licensor. Except for the Grant of License (Section 1) and except as otherwise expressly provided herein, the terms of the Agreement shall survive termination. Termination is not an exclusive remedy and all other remedies (including, without limitation, equitable relief) will be available whether or not the License is terminated.

5. PAYMENT. Licensee will pay for the Software in accordance with the terms specified when the Software was ordered. Any late payments shall be subject to a service charge equal to [***]+ of the amount due (calculated on a monthly basis) or the maximum amount allowed by law, whichever is less.

6. LIMITED WARRANTY. Licensor warrants to Licensee, for a period of thirty (30) days from the date of purchase of the Software by Licensee, that: (i) the Software, if operated as directed, will substantially achieve the functionality described in the Documentation, and (ii) the media containing the Software, if provided by Licensor, will be free from defects in material and workmanship. Licensor does not warrant, however, that Licensee's use of the Software will be uninterrupted or that the operation of the Software will be error-free or secure. In addition, the security mechanisms implemented by the Software have inherent limitations, and Licensee must determine that the Software sufficiently meets Licensee's requirements. Licensor's sole liability (and Licensee's exclusive remedy) for any breach of the warranties set forth in this Section 6 shall be, in Licensor's sole discretion, to use commercially reasonable efforts:
(i) to replace Licensee's defective media or Software; or (ii) to advise Licensee how to achieve substantially the same functionality with the Software as described in the Documentation through a procedure different from that set forth in the Documentation; or (iii) if the above remedies are impracticable, to refund the license fee paid for the Software. Licensor shall have no obligation with respect to a warranty claim unless notified of such claim and provided evidence of the license purchase within the applicable warranty period. Licensor will use reasonable commercial efforts to repair, replace, advise or (at Licensor's election) refund pursuant to the foregoing warranties within thirty
(30) days of being so notified.

The above warranties shall not apply: (i) if the Software is used on or in conjunction with hardware or software other than the unmodified version of the hardware and software with which the Software was designed to be used as described in the Documentation, (ii) if any modifications are made to the Software by Licensee during the warranty period, (iii) if the media of Software is subjected to accident, abuse, or improper use, (iv) if Licensee violates the terms of this Agreement or (v) if Licensee received the Software on a free or evaluation basis.

THIS IS A LIMITED WARRANTY, AND IT IS THE ONLY WARRANTY MADE BY LICENSOR or its suppliers or resellers. NEITHER LICENSOR NOR ITS SUPPLIERS OR RESELLERS MAKES ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT OF THIRD PARTIES' RIGHTS. YOU MAY HAVE OTHER STATUTORY RIGHTS. HOWEVER, TO THE FULL EXTENT PERMITTED BY LAW, THE DURATION OF STATUTORILY REQUIRED WARRANTIES, IF ANY, SHALL BE LIMITED TO THE ABOVE LIMITED WARRANTY PERIOD. MOREOVER, IN NO EVENT WILL WARRANTIES PROVIDED BY LAW, IF ANY, APPLY UNLESS THEY ARE REQUIRED TO APPLY BY STATUTE. NO DEALER, AGENT, OR EMPLOYEE OF LICENSOR IS AUTHORIZED TO MAKE ANY MODIFICATIONS, EXTENSIONS, OR ADDITIONS TO THIS LIMITED WARRANTY.

NEITHER LICENSOR NOR ANY SUPPLIER OR RESELLER OF LICENSOR SHALL HAVE ANY LIABILITY WITH RESPECT TO ANY DATA TRANSMITTED WITH USE OF THE SOFTWARE. YOU ARE SOLELY RESPONSIBLE FOR AND SHALL BEAR ALL RISK ASSOCIATED WITH USE OF THE SOFTWARE TO TRANSMIT DATA, INCLUDING, BUT NOT LIMITED TO, LOSS OR CORRUPTION OF DATA OR ANY LACK OF SECURITY.

7. SUPPORT AND MAINTENANCE. Licensee is not entitled to any support or maintenance (including, without limitation, updates, upgrades, or enhancements of the Software) under this Agreement.

8. LIMITATION OF REMEDIES AND LIABILITY. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, EXCEPT FOR DEATH OR PERSONAL INJURY, NEITHER LICENSOR NOR ITS SUPPLIERS OR RESELLERS SHALL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT OR UNDER CONTRACT, NEGLIGENCE, STRICT LIABILITY OR ANY OTHER LEGAL OR EQUITABLE THEORY (I) FOR ANY AMOUNTS IN EXCESS IN THE AGGREGATE OF THE FEES PAID TO LICENSOR BY LICENSEE WITH RESPECT TO THE COPIES OF SOFTWARE THAT ARE THE SUBJECT OF THE CLAIM DURING THE TWELVE MONTH PERIOD PRIOR TO THE CAUSE OF ACTION, (II) FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, FOR ANY COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY, SERVICES OR RIGHTS); (III) FOR INTERRUPTION OF USE OR LOSS OR CORRUPTION OF DATA; OR (IV) FOR ANY FAILURE OF THE SOFTWARE TO PROVIDE SECURITY, EVEN IF SUCH PARTY HAS BEEN MADE AWARE OF THE POSSIBILITY OF SUCH DAMAGES. SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATIONS AND EXCLUSIONS MAY NOT APPLY TO YOU.


----------
+ CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

9. ENCRYPTION AND AUTHENTICATION. If the Software contains cryptographic or authentication features, then Licensee must obtain a signed digital certificate from a certificate authority or a certificate server in order to utilize the cryptographic or authentication features. Licensee may be charged additional fees for certification services. Following successful installation of a digital certificate, Licensee's use of the Software's cryptographic or authentication features will be enabled. Licensee is responsible for maintaining the security of the environment in which the Software is used and the integrity of the private key file used with the Software. In addition, the use of digital certificates is subject to the terms specified by the certificate provider, and there are inherent limitations in the capabilities of digital certificates. If Licensee is sending or receiving digital certificates, Licensee is responsible for familiarizing itself with and evaluating such terms and limitations.

10. EXPORT COMPLIANCE. Licensee shall not, and shall not allow any third-party to, remove or export from the United States or allow the export or re-export of any part of the Software or any direct product thereof: (i) into (or to a national or resident of ) Cuba, Iran, Iraq, Libya, North Korea, Sudan or Syria,
(ii) to anyone on the U.S. Commerce Department's Table of Denial Orders or U.S. Treasury Department's list of Specially Designated Nationals or (iii) otherwise in violation of any restrictions, laws or regulations of any United States or foreign agency or authority. Licensee agrees to the foregoing and warrants that it is not located in, under the control of, or a national or resident of any such prohibited country or on any such prohibited party list. The Software is restricted from being used for the design or development of nuclear, chemical, or biological weapons or missile technology without the prior permission of the United States government. If the Software is identified by Licensor (e.g., in the product, packaging, documentation or during the delivery process) as a not-for-export product, then the following also applies: EXCEPT FOR EXPORT TO CANADA FOR USE IN CANADA BY CANADIAN CITIZENS, THE SOFTWARE AND ANY UNDERLYING TECHNOLOGY MAY NOT BE EXPORTED OUTSIDE THE UNITED STATES OR TO ANY FOREIGN ENTITY OR FOREIGN PERSON AS DEFINED BY U.S. GOVERNMENT REGULATIONS, INCLUDING WITHOUT LIMITATION, ANYONE WHO IS NOT A CITIZEN, NATIONAL OR LAWFUL PERMANENT RESIDENT OF THE UNITED STATES. BY DOWNLOADING OR USING THE SOFTWARE, YOU ARE AGREEING TO THE FOREGOING AND YOU ARE WARRANTING THAT YOU ARE NOT A FOREIGN PERSON OR UNDER THE CONTROL OF A FOREIGN PERSON.

11. GOVERNMENT END-USERS. As defined in Federal Acquisition Regulations (FAR)
section 2.101 and Department of Defense Federal Acquisition Regulations (DFARs)
section 252.227-7014(a)(1) and DFAR section 252.227-7014(a)(5)(or otherwise), the Software and accompanying documentation licensed in this Agreement are deemed to be "commercial items" and "commercial computer software" and "commercial computer software documentation." Consistent with DFAR section
227.7202 and FAR section 12.212, any use, modification, reproduction, release, performance, display, or disclosure of such commercial software or commercial software documentation by the U.S. Government shall be governed solely by the terms of this Agreement and shall be prohibited except to the extent expressly permitted by the terms of this Agreement.

12. MISCELLANEOUS. Licensee acknowledges and agrees that Marimba, Inc. shall have the right to directly enforce any and all provisions of this Agreement without respect to whether the Licensor as defined above is Marimba, Inc. or another party. Neither this Agreement nor the License granted herein is assignable or transferable by Licensee without the prior written consent of Licensor; any attempt to do so shall be void. Any amendment, waiver, notice, report, approval or consent required or permitted hereunder shall be made in advance in writing. No failure or delay in exercising any right hereunder will operate as a waiver thereof, nor will any partial exercise of any right or power hereunder preclude further exercise. If any provision of this Agreement shall be adjudged by any court of competent jurisdiction to be unenforceable or invalid, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable. This Agreement shall be deemed to have been made in, and shall be construed pursuant to the laws of the State of California and the United States without regard to conflicts of laws provisions thereof, and without regard to the United Nations Convention on the International Sale of Goods. Unless waived in its sole discretion by Licensor, the sole jurisdiction and venue for actions related to the subject matter hereof shall be the California state and federal courts having within their jurisdiction Santa Clara County, California and both parties consent to the jurisdiction of such courts. Except as expressly set forth in an agreement executed by the parties which incorporates this Agreement by reference, this Agreement is the complete and exclusive statement of the mutual understanding of the parties and supersedes and cancels all previous written and oral agreements and communications relating to the subject matter of this Agreement. The prevailing party in any action to enforce this Agreement will be entitled to recover its attorneys' fees and costs in connection with such action. All software and documentation Copyright (c) 1997-98, Marimba, Inc. All Rights Reserved.

                                 ATTACHMENT C-2

                              ACCESS LICENSE TERMS


USER ACCESS LICENSE AND SERVER ACCESS LICENSE - CASTANET INFRASTRUCTURE SUITE

        Scope of Use: Each Castanet Infrastructure Suite may only be used to transmit to or otherwise operate with Endpoints for which Licensee has purchased an Access License. "Endpoint" means any computer or other device executing a Castanet Tuner or other software capable of operating with a Castanet Enterprise Transmitter. A separate Access License is required for each individual user of an Endpoint.

User Access License (UAL): A User Access License permits use of the Castanet Infrastructure Suite to deploy and manage applications or other data for use by one user on one Endpoint.

Server Access License (SAL): A Server Access License permits use of the Castanet Infrastructure Suite to deploy and manage applications or other data on one Endpoint computer server. An Endpoint computer server licensed with an SAL may not deploy or manage applications or other data on Endpoints for which Licensee has not purchased an Access License.


REPEATER REDISTRIBUTION LICENSE (RRL)

Each Castanet Repeater ("Repeater") may be installed and used on one of Licensee's customer's premises to support Endpoints for which Licensee has purchased a Castanet Infrastructure Suite Access License hereunder. Each Repeater may be used solely to repeat or re-publish data or applications received by that Transmitter directly from Licensee ("Use Restriction"). Each Repeater may be provided only subject to an executed license agreement which contains provisions materially equivalent to the terms of the end-user license contained within the Repeater and which limits use of the Repeater in accordance with the Use Restriction; Licensee shall be responsible for compliance by the user of the Repeater with the terms of the license. A "Repeater" is a Castanet Enterprise Transmitter in the version and form provided by Marimba to Licensee expressly for use as a Repeater; at Marimba's discretion, Repeaters may each be enabled for a set number of Endpoints. Within thirty (30) days after installation of a Repeater, Licensee shall provide Marimba with the name and contact information of each Licensee customer which has control over or access to a Repeater. Licensee shall indemnify and hold Marimba harmless from and against any damages, claims, or losses arising from any such deployment of a Repeater.


CUSTOM REDISTRIBUTION LICENSE (CRL)

           CUSTOM REDISTRIBUTION LICENSE ATTACHMENT (RESELLER VERSION)

The following terms (this "Attachment") are incorporated into the license agreement (the "Agreement") pursuant to which you ("Licensee") have licensed Marimba Castanet software from a Marimba reseller (the "Licensor"). All references herein to "Marimba" are to Marimba, Inc. located at 440 Clyde Avenue, Mountain View, CA 94043, supplier of the Castanet software and a third-party beneficiary of this Attachment.


1. LICENSE GRANTS. Subject to all of the terms and conditions of the Agreement and this Attachment, Licensor hereby grants Licensee the following non-exclusive, non-sublicensable rights:

        A. CREATION OF A LICENSEE CLIENT. Licensee may use the Tuner Customization Guide and, if Licensee is a licensee of the Castanet Management Suite, the Tuner Packager component of the Management Suite, to customize in object code form only the user interface of one or more Tuners for use and distribution in accordance with the terms of this Attachment and the Tuner Customization Guide (as customized, a "Licensee Client"). Licensee may not create or develop a Licensee Client on behalf of any third-party. The Licensee Client may only be used or distributed to receive a Castanet channel (or series of channels) from Licensee which add significant and substantial value and functionality to the Castanet Tuner. Licensee acknowledges that Marimba and its suppliers own all right, title and interest in and to the Castanet Tuner (including its user interface) and the Tuner Customization Guide and that nothing hereunder shall be deemed to grant or convey any ownership right therein to Licensee or any third-party.

        B. INTERNAL USE OF A LICENSEE CLIENT. Licensee may permit any employee of Licensee to use a Licensee Client on any Licensed Endpoint. "Licensed Endpoint" means any Endpoint for which Licensee has purchased the applicable Castanet Infrastructure Suite Access License.

        C. DISTRIBUTION OF LICENSEE CLIENT TO THIRD-PARTIES. Subject to the additional restrictions set forth in Section 3 of this Attachment, Licensee may distribute the Licensee Client in object code form directly to third-parties, but only (a) to Licensed Endpoints and (b) for use solely to receive Castanet channels provided by Licensee.

        D. DUPLICATION OF A LICENSEE CLIENT. Licensee may duplicate the Licensee Client as necessary to support the use and distribution permitted hereunder.

2. TERM: Notwithstanding anything to the contrary in the Agreement, this Attachment shall terminate on the earlier to occur of three (3) years from the Effective Date or termination of the Agreement. The following provisions shall survive termination of this Attachment: (a) Section 3.A.-C. of this Attachment and (b) except in the event of termination for breach by Licensee, (i) the use license granted in Section 1.B. above and (ii) any third-party end-user sublicense for use of a Licensee Client actually distributed to such end-user prior to termination of this Attachment (provided such users comply with the terms of the end user license required under Section 3.A.).

3. THIRD PARTY DISTRIBUTION REQUIREMENTS. No Licensee Client may be distributed to a third-party except in accordance with the provisions of this Section 3.

        A. END USER LICENSE. No distribution of any Licensee Client shall be made to any third-party except pursuant to an enforceable end-user license agreement equally as protective of Licensor and its suppliers (including Marimba) as the Marimba Castanet Tuner End User License Agreement (Tuner EULA), a copy of which is contained within the Tuner. Licensee agrees not to remove the Tuner EULA from any copy of the Licensee Client it distributes unless Licensee has replaced the Tuner EULA with, or separately entered into, a written license agreement in conformance with the requirements of this Section 3.A. Licensee shall use reasonable commercial efforts to notify Licensor of any uncured breach of any end-user license for a Licensee Client of which it becomes aware and to enforce or assist Licensor in the enforcement of such end-use license terms.

        B. EXPORT CONTROL REQUIREMENTS. Licensee shall comply with all import and/or export laws and restrictions and regulations of the Department of Commerce, the United States Department of Treasury Office of Foreign Assets Control ("OFAC"), or other United States or foreign agency or authority, and not import, export, or allow the import, export or re-export of any Licensee Client (or any other Marimba product) in violation of any such restrictions, laws or regulations (including, without limitation, export or re-export to destinations prohibited in the U.S. Export Administration Regulations (or any successor supplement or regulations), or the OFAC regulations found at 31 C.F.R. 500 et seq.). Licensee shall obtain and bear all expenses relating to any necessary licenses and/or exemptions with respect to the export from the U.S. and import into any foreign country of any Licensee Client. License acknowledges that the Castanet Tuner contained within the Licensee Client contains encryption technology, export of which is restricted by U.S. and certain foreign laws. A notice describing the Castanet Tuners' current encryption and export status is available upon request to the Marimba Legal Department (report@marimba.com).

        C. INDEMNIFICATION. Licensee will indemnify Licensor and its suppliers (including Marimba) from any and all third-party claims, liabilities, damages or expenses (including reasonable attorneys' fees) arising on account of Licensee's modification or customization of the Tuner or distribution or marketing of a Licensee Client (excluding any claim to the extent based on the Castanet Tuner in unmodified, stand-alone form), provided that Licensee shall have (i) received from Licensor notice of said claim within twenty (20) days of the assertion thereof (however, failure to give such notice shall void the indemnification only if the delay beyond the twenty (20) day period materially prejudiced Licensee); (ii) have received from Licensor the exclusive right to control and direct the investigation, defense, or settlement of such claims; and (iii) received the reasonable cooperation and assistance of Licensor.

       D. USER INTERFACE REQUIREMENTS. Each Licensee Client must comply with the user interface requirements set forth in the attached User Interface Requirements. Except as set forth in the User Interface Requirements, Licensee shall not use any Marimba trade name or trademark without prior written consent of Marimba. Licensee will comply with Marimba's then-current quality control trademark guidelines and Licensor and/or Marimba shall have the right to suspend Licensee's use of the trade name and trademarks upon thirty (30) days advance written notice for failure to comply with Marimba's guidelines (unless Licensee cures such failure within such notice period).

        E. REGISTRATION AND REVIEW. At least ten (10) days prior to first distribution to any third-party, Licensee shall, at no charge provide Marimba with one (1) copy of the Licensee Client (or UI of the Licensee Client) for use by Marimba solely for license and branding compliance verification purposes. Licensee shall provide the Licensee Client to Marimba by an email to report@marimba.com.

        F. SUPPORT. Licensee shall be responsible for all end-user support for the Licensee Client.



            CUSTOM REDISTRIBUTION LICENSE - USER INTERFACE GUIDELINES

A. User Interface Requirements. Each Licensee Client distributed by Licensee to any third-party pursuant to the Custom Redistribution License must be in compliance with the user interface ("UI") requirements set forth below. These requirements reference the standard UI of the Castanet Tuner which is customized by Licensee to create the UI of the Licensee Client.

Required removal. The following elements must be removed or changed in the Licensee Client UI:

ITEM IN CASTANET TUNER UI:                     REQUIREMENT IN LICENSEE CLIENT UI:
Browse Button                                  Must remove Browse Button
                                               and related browse page; may
                                               replace with alternative
                                               functionality created by Licensee

Window title                                   Must change to non-Marimba branding

Window icon (including taskbar icon)           Must change to non-Marimba branding

Product icon (expanded and collapsed views)    Must change to non-Marimba branding

Taskbar indicator icon and tooltip             Must change to non-Marimba branding

Startup screen                                 Must change to non-Marimba branding

Download progress indicator bar                Must change to non-Marimba branding

Channel Guide                                  Must remove button and remove/replace
                                               channel

Intro Channel                                  Must remove button and channel

Help Channel                                   Must remove or replace with non-Marimba
                                               content

Program group name ("Castanet Tuner") under    Must change to non-Marimba branding
Start Menu, Programs

Any reference to "Marimba" "Castanet" or       Must remove, except for as required below
"Tuner"


No Change Permitted. The following elements may not be changed or modified in any way in the Licensee Client UI:

ITEM IN CASTANET TUNER UI:                     REQUIREMENT IN LICENSEE CLIENT UI:
"Tuner" About Box                              Must leave access and window unchanged

"Castanet Kernel" About Box                    Must leave access window unchanged

Transmitter listing icon                       Must not change in any way

Program item ("Castanet Tuner" and Tuner       Must not change in any way
logo) under Start Menu, Programs, Program
group name

Required Inclusion.

The following elements must be included in the UI of each Licensee Client:

1. "Powered by Marimba" icon must be displayed in full size in the bottom left hand corner of the UI of the Licensee Client in the position designated in the Tuner Customization Guide. The Powered by Marimba icon is included within the Castanet Tuner UI and is available separately upon request to Marimba (report@marimba.com).

2. The following copyright notice acknowledgement must appear in the UI of Licensee Client and in any documentation and collateral relating to the Licensee Client in a size and placement which is legible and noticeable and no less prominent than any other copyright notice:

Contains Castanet(TM) technology from Marimba, Inc. Copyright(C) 1996-1999 Marimba, Inc. All rights reserved.

B. General. Licensee's trademarks, product or service names, or company name must be the more prominent mark on materials bearing the Powered by Marimba logo. Licensee may not represent (or use the Powered by Marimba logo in such a manner as to represent) that the Licensee Client or any Licensee software is produced, endorsed, sponsored by, or otherwise affiliated with Marimba, Inc, except to acknowledge the inclusion of Marimba software as a component technology in Licensee's offering.

All materials bearing the Powered by Marimba logo must credit ownership of the logo to Marimba, Inc. The following credit line should be used: "The Powered by Marimba logo is a trademark of Marimba, Inc."

Marimba may amend or change the logos or trademarks referenced herein upon thirty (30) days advance written notice to Licensee, provided that Licensee shall have a commercially reasonable period of time thereafter in which to implement any such changes.

                                  ATTACHMENT E

                                   TRADEMARKS

Marimba

Castanet

UpdateNow

Powered by Marimba

                                  ATTACHMENT G

 MARKETING; BRANDING GUIDELINES; PRESS RELEASE LANGUAGE; PRESS/ANALYST ACTIVITY

        a. Branding. The "Powered by Marimba" logo and related Marimba, Inc. copyright notice (e.g., "Contains Castanet software Copyright (C) 1996-1999 Marimba, Inc. All rights reserved.") will be branded in each Splash Screen, Installation Screen, About Box and Progress Indicator Screen on each component of each OEM Application. The "Powered by Marimba" logo shall appear on the screen for a commercially reasonable period of time. In addition, OEM shall not remove any attributions to any third-party supplier of Marimba which Marimba is required to include in a Program. Notwithstanding the foregoing, in the event OEM provides any other licensor, partner or other third-party any branding in any OEM Application in excess of that required for Marimba in this section, then OEM shall be required to provide the same or greater branding for Marimba as well.

        b. Product Collateral. The "Powered by Marimba" logo and Marimba, Inc. copyright notice (as appropriate), as well as Castanet technical information and reference to Castanet technology as the underlying application distribution and management infrastructure will be included in all presentations and product collateral used to describe the OEM Application. Product collateral may include, but is not limited to, a wide variety of materials, such as brochures, data sheets, white papers, and booklets. In collateral, the preferred placement of the "Powered by Marimba" logo is in the lower right-hand corner. If this location is not available, placement in any free corner is acceptable. The logo size should exceed one inch in length and text should not be wrapped around the logo. The number of pages in which the Marimba logo and/or appropriate reference is included will be as agreed upon by the parties but shall include any page in which a feature or benefit of the technology provided by the Programs is discussed.

        c. Product Documentation. The "Powered by Marimba" logo and Marimba, Inc. copyright notice, as well as Castanet technical information and reference to Castanet technology as the underlying application distribution and management infrastructure will be included in all product documentation for each OEM Application. In all documentation, the preferred placement of the "Powered by Marimba" logo is in the lower right-hand corner. If this location is not available, placement in any free corner is acceptable. The logo size should exceed one inch in length and text should not be wrapped around the logo. The number of pages in which the Marimba logo and/or appropriate reference is included will be as agreed upon by the parties but shall include any page in which a feature or benefit of the technology provided by the Programs is discussed.

        d.Product Packaging. The "Powered by Marimba" logo will be included on all packaging materials for the OEM Application. The " Powered by Marimba" logo should appear in two places: 1) on the front, in the lower right-hand corner, of the product package. If this location is not available, placement on the front of the package, in any free corner of the box, is acceptable as long as the logo is prominent, proper clear space is maintained, and margin specifications are met; and 2) at the base of the spine of the product package. If the logo cannot be placed at the base of the spine, any free corner on the spine is acceptable as long as the logo is prominent, proper clear space is maintained, and margin specifications are met. In the case of a CD-ROM, the placement shall be in the lower right corner of the cover page of the jewel box but not on the spine of the jewel box itself. Whether on the front of the product package or on the spine, the logo's distance from the edge of the product package should always be equal to the logo's height while maintaining the proper clear space surrounding the logo. The logo should never be obstructed by a sticker or packaging tape. All logo usage and placement shall be in conformance with Marimba's standard trademark and logo guidelines as previously provided to OEM. Marimba may revise and update the guidelines during the term of this Agreement upon advance written notice to OEM; provided that OEM shall have a commercially reasonable time to comply with any such revised guidelines (but in any event no later than OEM's next release).

        e. Tradeshows. Marimba will be invited to participate in tradeshows, in support of the OEM Application, when appropriate. At any tradeshow or event, use of Marimba's technology will be referenced when demonstrating the OEM Application. Reference may be in the form of the "Powered by Marimba" logo on banners or signs. The preferred placement of the "Powered by Marimba" logo on event signage or vertical banners is the lower right-hand corner. If this location is not available, placement in any free corner is acceptable as long as the logo is prominent, correct proportions and proper clear space are maintained, and margin specifications are met.

        f Advertising. The "Powered by Marimba" logo and Marimba, Inc. copyright information will be included in all advertising for each OEM Application. In advertising, the "Powered by Marimba" logo is always placed in the lower right-hand corner of the page. If this location is not available, placement in any free corner is acceptable as long as the logo is prominent, correct proportions and proper clear space is maintained, and margin specifications are met. Do not wrap text around or incorporate the logo into advertising headlines.

        g. Website. The "Powered by Marimba" logo will be prominently displayed and Castanet technical information as well as reference to Castanet technology as the underlying application distribution and management infrastructure will be featured in the Cross-site website (or other OEM Application website, as applicable). The "Powered by Marimba" logo and any other mention of Marimba or Castanet will include links back to the Marimba website (http://www.marimba.com), or such successor site designated by Marimba.

        h. Web Advertising Banners. For Web banners, the "Powered by Marimba" logo should appear to the right of the OEM company and product names within a horizontal web-advertising banner. In a vertical web advertising banner, the "Powered by Marimba" logo should appear in the lower right hand corner.

        i. Press Release. Incorporated into the press release(s) announcing the launch and availability of any OEM Application, Marimba will be described as the partner providing the technology for such OEM Application (including Cross-Site for Deployment) and as the application distribution and management infrastructure for all OEM Application modules. Marimba will be invited to participate in joint press and industry analyst calls and events supporting such press releases and product launches. Marimba and OEM will jointly create a "frequently asked questions" document to describe and position the relationship to insure that the spokespeople from both companies provide one consistent message. OEM shall pass press inquiries to Marimba as appropriate.

        j. Sales and Technical Training. Marimba will, when appropriate, support the OEM sales team in sales and technical training activities.

        k. Ongoing Activities: OEM agrees to negotiate in good faith with Marimba regarding Marimba involvement in press releases, briefings and announcements for any subsequent releases of OEM Applications during the term of the Agreement and to permit Marimba participation in any such activities in a manner materially similar to the terms set forth herein for the initial OEM Application release.

        l. Review of OEM Applications. OEM shall provide Marimba with one copy of each OEM Application to be bundled or integrated with a Program as soon as reasonably practicable (including, for example, at the development or beta stage), but in any event at least 10 days before general release. Marimba may use such programs solely for trademark and branding guideline verification purposes only.

        m. Updated Trademarks and Logos. OEM acknowledges that Marimba's name and logos for the Programs may change and evolve during the term of the Agreement. The terms "Marimba", "Castanet" and "Powered by Marimba" as used herein refer to such existing name and logo and any successor or replacement name or logo. Marimba shall provide OEM with advance notice of any changed or new name or logo and OEM shall implement such new name or logo as soon as reasonably commercially practicable thereafter (but in any event no later than OEM's next release, or, if the next release is less than 3 months from the date of receipt of the notice of the new marks, a corresponding commercially reasonable period of time but in no event later than the next following release)). Each name or logo referred to on this Schedule G shall be deemed a "Mark" pursuant to the terms of Section 6 of this Agreement.

                                  ATTACHMENT K

1. PARTNERSHIP COMMUNICATION:

        Each party agrees to identify one employee as a designated "Point Person" under the Agreement. The Point Person shall be responsible for keeping up to date on any issues arising between the parties on all levels, including engineering, support, marketing, finance, and sales. Each Point Person shall be available to the other Point Person to discuss issues arising between the parties and, if necessary, to further escalate any issues to the appropriate member of senior management. Furthermore, each party will have a defined path of escalation of issues which shall include the Point Person as well as members of senior management senior to the Point Person.

        The parties agree to make all reasonable efforts to have an in person meeting at least once per calendar quarter to discuss issues relating to the Agreement and the relationship of the parties. Each Point Person and at least one member of senior management of each party shall attend each meeting. Unless otherwise agreed to the meetings will rotate between each party's headquarters.

           The initial Point Person for Marimba is:        Steve Ackley
                                                           650-930-5271(phone)
                                                           650-930-5603 (fax)

           The initial Point Person for OEM is:            Kristin Burkland
                                                           512-436-8860 (phone)
                                                           512-436-1193 (fax)


2. MARKETING: OEM agrees to establish a process with Marimba for regular communication and advance review by Marimba of sample product screens, collateral and documentation referencing Marimba. The Point Person shall be available as a point of contact for any issues arising regarding implementation of the requirements of Attachment G.

3. PROJECT ENGINEER: Marimba shall make available an engineer with a high level of development expertise in the Programs (Project Engineer) and who is reasonably agreeable to OEM for on-site support at Tivoli's Austin, Texas facility for an average of one week per month. OEM shall pay Marimba a set fee of $[***]+ in advance per year for the Project Engineer and shall reimburse Marimba for all reasonable travel, housing and related expenses in accordance with OEM's standard reimbursement policies (provided Marimba has the opportunity to review and approve such policy in advance). The terms for Implementation Services set forth in Attachment J of the Agreement shall govern the services provided by the Project Engineer. The parties shall agree in advance as to any additional hours to be provided in excess of the set fee and any such additional hours shall be provided as billable hours under the provision of Section 7(e) of the Agreement.

4. REQUEST FOR FEATURE ENHANCEMENTS: Marimba shall identify one or more points of contact for feature enhancement requests from OEM. A "feature enhancement" is a request for a change, enhancement or extension, which is not an Error, to a Program. Marimba shall promptly provide OEM with a notice of whether Marimba intends to implement such request and, if so, in what projected timeframe. All feature enhancement requests will be logged in a central database at Marimba and in the event Marimba agrees to implement a request it shall provide regular status reports as to progress to OEM. This provision shall only be applicable for so long as OEM retains a Project Engineer. The Point Person shall be available as a point of contact for any issues arising with respect to feature enhancement requests.

5.  BACKLINE SUPPORT OBLIGATIONS:

a) In connection with the obligations of Marimba set forth in Section 4 of the Agreement, Marimba agrees to use reasonable commercial efforts to respond to reported errors in accordance with the Error Correction Target





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    Response Times set forth below. An "error" is defined as a defect in the code of the Program itself which prohibits the Program from operating in material accordance with the documentation. Marimba shall not be deemed to be in breach of its obligations with respect to resolution of any error if Marimba is using reasonable commercial efforts to fix the error.

b) OEM agrees to provide Marimba with access to the OEM Applications and sufficient training in the OEM Applications to permit Marimba to diagnose errors reported by OEM in the Programs. OEM shall also designate one or more support managers as the sole points of contact for reporting errors to Marimba. Each OEM manager shall have a demonstrated high level of knowledge in all relevant facets of both the Programs and the OEM Applications; this requirement shall replace the requirement regarding each manager becoming a Marimba Certified Consultant as set forth in Section 4b of the Agreement. OEM shall have the right in its sole discretion to extend its support coverage under Section 4 of the Agreement to 7X24 backline support for an increase of the Annual Support and Maintenance Fee set forth in Attachment A to [***]+.


ERROR CORRECTION TARGET RESPONSE TIMES:

Error Correction Times: the objectives that Marimba should attempt to achieve using reasonable commercial efforts for resolution of errors in systems in production and distribution of the correction to Tivoli.

        a. "SEVERITY 1" requires maximum effort support until an emergency fix or bypass is developed and available for shipment to OEM. The objective will be to provide relief to OEM within 24 hours and provide a final solution or fix within 7 calendar days;

        b.      "SEVERITY 2" resolved within 14 calendar days;

        c.      "SEVERITY 3" resolved within 28 calendar days; and

        d.      "SEVERITY 4" resolved as agreed by Marimba in its discretion.

        The calendar days begin when Marimba receives the error and sufficient supporting documentation (during support hours) and ends when the error correction or other resolution (e.g., an acceptable workaround) is provided to OEM. Upon request or as otherwise agreed by the parties, Marimba shall provide OEM with notice of the calendar start time for each error. OEM will consider exceptions from these objectives when warranted by technical or business considerations. The objectives shall also be adjusted if Marimba is delayed in its ability to resolve the problem due to failure by OEM to provide the necessary information or support.

Error Severity Levels: designations assigned by OEM (and agreed to by Marimba) to errors to indicate the seriousness of the error based on the impact that the error has on the customer's operation:

        a. SEVERITY 1 is a critical problem. The customer cannot use the Program or there is a critical impact on the customer's operations which requires an immediate solution;

        b. SEVERITY 2 is a major problem. The customer can use the Program, but an important function is not available or the customer's operations are severely impacted;

        c. SEVERITY 3 is a minor problem. The customer can use the Program with some functional restrictions, but it does not have a severe or critical impact on the customer's operations; and

        d. SEVERITY 4 is a minor problem that is not significant to the customer's operations. The customer may be able to circumvent the problem.


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